                                                            FIRST QUARTER REPORT

                                                            MARCH 31, 2002

[MORGAN STANLEY LOGO]

THE LATIN AMERICAN DISCOVERY FUND, INC.


MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

THE LATIN AMERICAN DISCOVERY FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs                  William G. Morton, Jr.
CHAIRMAN OF THE                  DIRECTOR
BOARD OF DIRECTORS
                                 Michael Nugent
Ronald E. Robison                DIRECTOR
PRESIDENT AND DIRECTOR
                                 Fergus Reid
John D. Barrett II               DIRECTOR
DIRECTOR
                                 Stefanie V. Chang
Thomas P. Gerrity                VICE PRESIDENT
DIRECTOR
                                 Lorraine Truten
Gerard E. Jones                  VICE PRESIDENT
DIRECTOR
                                 James W. Garrett
Joseph J. Kearns                 TREASURER
DIRECTOR
                                 Mary E. Mullin
Vincent R. McLean                SECRETARY
DIRECTOR
                                 Belinda A. Brady
C. Oscar Morong, Jr.             ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         OVERVIEW

LETTER TO SHAREHOLDERS

For the three months ended March 31, 2002, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 10.25% compared with 8.10% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Net Index (the "Index"). On March 31, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $11.13, representing a 15.2% discount to the Fund's net asset value per share.

MARKET REVIEW

Our underweight positions in Argentina (-46.7%) and Chile (-0.8%) coupled with our overweight stance in Mexico (+17.3%) were the primary contributors to performance. Stock selection in Argentina and Venezuela added to relative performance while selection in Mexico, Chile and Brazil detracted from performance.

Latin America led by Mexico (+17.3%) and Brazil (+7.1%) continued to post solid returns gaining 8.1% during the first quarter of 2002 despite concerns over currencies in Argentina and Venezuela. The region outperformed the developed international markets, as measured by the MSCI EAFE index, which was relatively flat at 0.5% due to corporate accounting issues, yen weakness and earnings concerns.

Mexico weathered concerns regarding the U.S. equity markets to return +17.3% in the first quarter of 2002 after gaining 18.4% in 2001. The market continued to be supported by the U.S. convergence story, the strong Peso and the upgrade to investment grade by credit agencies Fitch and S&P. Brazil was supported by local currency strength, an unexpected Central Bank rate cut (first in more than a year), positive political developments and Moody's upgrade of the country's credit rating outlook to positive. The Argentine (-46.7%) market resumed trading on January 17 after a nine-day halt due to the country's financial concerns. The market led the region lower, driven by extreme currency weakness, after the government officially defaulted on $141 billion in debt and abandoned the decade old convertibility law by devaluing its currency. Economic data continued to decline and social tension remained high as banking controls were kept in place.

In terms of portfolio positioning during the quarter, we reduced our exposure to companies within the Mexican wireless industry in favor of fixed line telecom stocks given relative valuations. We increased our position in select Mexican beverage stocks due to compelling valuations relative to global peers and the improving growth outlook supported by cost controls and currency strength. We further reduced our exposure to Brazil despite our bullish outlook on the Brazilian economy. In the medium term we believe that the current market level (since September the market has gained more than 40%) already reflects economic improvements. While equity asset valuations are moderately cheap, a mild earnings growth outlook diminishes the short-term attractiveness of selected stocks. We expect the economic and political environment to gradually improve later this year with a view to increase our small overweight over the next six months. In Venezuela, despite the currency's devaluation, we increased our exposure to the country's incumbent telecommunications services provider due to compelling valuations on a cash flow basis relative to Latin peers and management's increasing focus on shareholder return.

MARKET OUTLOOK

Overall, we remain positive on Latin markets. In the near-term we believe Brazil will remain volatile. However, a more stable global environment coupled with lower domestic interest rates, the end of electricity rationing and a more stable currency should improve the country's fundamental outlook. Argentina's economic situation remains treacherous and as a result lacks attractive equity opportunities. Nevertheless, this near-term trading environment in Latin American markets does not change our positive long-term posture given the strong global liquidity, cheap valuations and corporate restructuring which should continue to support selected Latin American countries. We believe the cyclical bottom is forming in the U.S. and as a result maintain our global view that the turnaround in growth and investor risk preference (and thus Latin American markets) has begun.

OTHER DEVELOPMENTS

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. During the three months ended March 31, 2002, the Fund repurchased 64,400 of its shares at an average discount of 18.38% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,947,120 of its shares at an average discount of 19.51% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Sincerely,


/s/ Ronald E. Robison
Ronald E. Robison
President and Director

                                                                      April 2002

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         MARCH 31, 2002

INVESTMENT SUMMARY
Historical Information (Unaudited)

                                                            TOTAL RETURN (%)
                                  -----------------------------------------------------------------
                                      MARKET VALUE(1)     NET ASSET VALUE(2)          INDEX(3)
                                  -----------------------------------------------------------------
                                                AVERAGE               AVERAGE               AVERAGE
                                  CUMULATIVE     ANNUAL  CUMULATIVE    ANNUAL  CUMULATIVE    ANNUAL
---------------------------------------------------------------------------------------------------
Year to Date                           14.74%        --       10.25%       --        8.10%       --
One Year                               16.61      16.61%      13.57     13.57%       9.84      9.84%
Five Year                              29.82       5.36       34.26      6.07        5.48      1.07
Since Inception*                      152.66       9.95      197.84     11.82      104.74      7.61

Past performance is not predictive of future performance.

[CHART]

             THE LATIN AMERICAN                     MSCI EMF LATIN
           DISCOVERY FUND, INC.(2)               AMERICA NET INDEX(3)
1992               8.01%                                 2.00%
1993              65.36%                                53.92%
1994              -0.14%                                 0.64%
1995             -27.61%+                              -12.83%
1996              47.19%                                22.21%
1997              43.06%                                31.64%
1998             -33.53%                               -35.11%
1999              73.78%                                58.36%
2000             -13.86%                               -16.81%
2001              -0.08%                                -0.64%
2002              10.25%                                 8.10%

Returns and Per Share Information

                                                                                                                             THREE
                                                                                                                            MONTHS
                                                                                                                             ENDED
                                                                YEAR ENDED DECEMBER 31,                                    MARCH 31,
                                ----------------------------------------------------------------------------------------------------
                                  1992*     1993     1994     1995      1996     1997     1998     1999     2000     2001     2002
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share       $ 15.23  $ 23.31  $ 17.16  $ 10.98   $ 14.77  $ 20.34  $  8.19  $ 14.11  $ 12.04  $ 11.90  $  13.12
------------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share          $ 13.25  $ 27.13  $ 18.25  $  9.88   $ 12.50  $ 17.94  $  6.19  $ 10.69  $  9.50  $  9.70  $  11.13
------------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)                -13.0%    16.4%     6.4%   -10.0%    -15.4%   -11.8%   -24.4%   -24.2%   -21.1%   -18.5%    -15.2%
------------------------------------------------------------------------------------------------------------------------------------
Income Dividends                     --       --  $  0.00#      --   $  0.16       --  $  0.08  $  0.09  $  0.10  $  0.11        --
------------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions          --       --  $  5.74  $  0.45   $  1.14  $  0.70  $  6.67       --       --       --        --
------------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)               8.01%   65.36%   -0.14%  -27.61%+   47.19%   43.06%  -33.53%   73.78%  -13.86%   -0.08%    10.25%
------------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)              2.00%   53.92%    0.64%  -12.83%    22.21%   31.64%  -35.11%   58.36%  -16.81%   -0.64%     8.10%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Free Latin America Net Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership. The net dividends reinvested series approximate the minumum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate applicable to non-resident individuals who do not benefit from double taxation treaties.
  *  The Fund commenced operations on June 23, 1992.
  #  Amount is less than $0.01 per share.
  + This return does not include the effect of the rights issued in connection with the rights offering.

     FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         MARCH 31, 2002

PORTFOLIO SUMMARY

[CHART]

Allocation of Total Investments

------------------------------------------------------------
Equity Securities                                       97.1%
Short-Term Investments                                   2.9
------------------------------------------------------------

[CHART]

Industries

------------------------------------------------------------
Diversified Telecommunication Services                  19.1%
Banks                                                   11.4
Beverages                                               10.3
Oil & Gas                                               10.2
Wireless Telecommunication Services                      7.5
Electric Utilities                                       6.6
Metals & Mining                                          6.5
Multiline Retail                                         6.3
Media                                                    4.1
Paper and Forest Products                                3.1
Other                                                   14.9
------------------------------------------------------------

[CHART]

Country Weightings

------------------------------------------------------------
Mexico                                                  50.0%
Brazil                                                  38.6
Chile                                                    5.9
Venezuela                                                1.4
Argentina                                                0.6
Other                                                    3.5
------------------------------------------------------------

Ten Largest Holdings*

                                       PERCENT OF
                                       NET ASSETS
-------------------------------------------------
 1.   Telmex (Mexico)                        12.3%
 2.   Petrobras SA (Brazil)                  10.2
 3.   Wal-mart de Mexico (Mexico)             6.3
 4.   America Movil SA de CV (Mexico)         5.8
 5.   Cemex (Mexico)                          4.1
 6.   Grupo Televisa (Mexico)                 4.1%
 7.   CVRD (Brazil)                           3.5
 8.   Bancomer 'O' (Mexico)                   3.4
 9.   FEMSA (Mexico)                          3.3
10.   Banco Itau (Brazil)                     3.2
                                             ----
                                             56.2%
                                             ====

* Excludes short-term investments

                                          THE LATIN AMERICA DISCOVERY FUND, INC.

                                          FINANCIAL STATEMENTS
                                          MARCH 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                VALUE
                                           SHARES               (000)
---------------------------------------------------------------------
COMMON STOCKS (96.4%)
(UNLESS OTHERWISE NOTED)
=====================================================================
ARGENTINA (0.6%)
BANKS
  Banco del Suquia                              1            $     --@
---------------------------------------------------------------------
BEVERAGES
  Quinsa ADR                               75,477                 763
---------------------------------------------------------------------
BRAZIL (38.6%)
AEROSPACE & DEFENSE
  Embraer ADR                              54,150               1,093
  Empresa Brasileira de
    Aeronautica SA ADR                      7,695                 155
---------------------------------------------------------------------
                                                                1,248
---------------------------------------------------------------------

BANKS
  Banco Bradesco (Preferred)          486,527,057               2,967
  Banco Bradesco SA ADR                    23,528                 712
  Banco Itau (Preferred)               56,268,340               4,526
  Banco Nacional SA (Preferred)        95,420,000                  --@
  Unibanco SA (Preferred) GDR              44,413               1,086
---------------------------------------------------------------------
                                                                9,291
---------------------------------------------------------------------
BEVERAGES
  Companhia de Bebidas das
    Americas                            4,120,000                 803
  Companhia de Bebidas das
    Americas ADR                          187,040               3,649
---------------------------------------------------------------------
                                                                4,452
---------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Brasil Telecom Participacoes
    SA (Preferred)                     66,618,250                 530
  Brasil Telecom SA (Preferred)        92,314,689                 522
  Embratel SA (Preferred)             104,317,000                 340
  Embratel SA ADR                          62,495                 216
  Tele Norte Leste
    Participacoes SA
    (Preferred)                        18,058,000                 227
  Tele Norte Leste
    Participacoes SA
    (Preferred) ADR                        77,396                 972
  Telebras SA (Preferred) ADR               9,200                 304
  Telemar Norte Leste SA               40,012,000                 861
---------------------------------------------------------------------
                                                                3,972
---------------------------------------------------------------------
ELECTRIC UTILITIES
  CEMIG SA (Preferred)                103,664,003            $  1,538
  CEMIG SA ADR                             70,893               1,056
  Copel (Preferred) 'B'               178,939,500               1,342
  Copel (Preferred) ADR                        16                  --@
  Eletrobras                           93,771,950               1,569
  Eletrobras (Preferred) 'B'           91,596,880               1,351
  Eletrobras (Preferred) ADR               96,970                 716
  Eletrobras ADR                           24,430                 205
---------------------------------------------------------------------
                                                                7,777
---------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Itau (Preferred)                      1,325,070               1,362
---------------------------------------------------------------------
METALS & MINING
  CIA Vale de Rio Doce ADR                 29,090                 797
  CSN                                  76,592,100               1,383
  CSN ADR                                  16,600                 300
  CVRD (Bonus Shares)                     116,420                  --@
  CVRD (Preferred) 'A'                    138,638               3,655
  CVRD (Preferred) ADR                     47,249               1,252
  Gerdau (Preferred)                  128,304,844               1,548
---------------------------------------------------------------------
                                                                8,935
---------------------------------------------------------------------
MULTILINE RETAIL
  Lojas Arapua SA (Preferred)          41,337,400                  --@
  Lojas Arapua SA (Preferred)
    ADR                                    20,775                  --@
---------------------------------------------------------------------
                                                                   --@
---------------------------------------------------------------------
OIL & GAS
  Petrobras                                87,331               2,302
  Petrobras SA (Preferred)                 82,623               2,049
  Petrobras SA (Preferred) ADR            130,190               3,246
  Petrobras SA ADR                        256,200               6,782
---------------------------------------------------------------------
                                                               14,379
---------------------------------------------------------------------
PAPER & FOREST PRODUCTS
  Votorantim Celulose e Papel
    (Preferred)                         6,760,000                 251
  Votorantim Celulose e Papel
    ADR                                    26,890                 504
---------------------------------------------------------------------
                                                                  755
---------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Celular CRT (Preferred)               3,402,684                 680
  Tele Centro Oeste Celular
    Participacoes SA                      227,500               1,372
  Telesp Celular (Preferred) 'B'       22,404,253                  56
  Telesp Celular SA ADR                    57,990                 367
---------------------------------------------------------------------
                                                                2,475
---------------------------------------------------------------------
                                                               54,646
=====================================================================

                                                                               5

                                          THE LATIN AMERICA DISCOVERY FUND, INC.

                                          FINANCIAL STATEMENTS
                                          MARCH 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                VALUE
                                           SHARES               (000)
---------------------------------------------------------------------
CHILE (5.9%)
BANKS
  Banco Santander Chile ADR                23,200            $    360
  Banco Santiago ADR                       26,995                 542
---------------------------------------------------------------------
                                                                  902
---------------------------------------------------------------------
BEVERAGES
  CCU SA ADR                               59,200                 980
---------------------------------------------------------------------
DIVERSIFIED FINANCIALS
  Banco de Chile                           60,237               1,087
---------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telefonica CTC ADR                      194,552               2,912
---------------------------------------------------------------------
ELECTRIC UTILITIES
  Endesa ADR                               79,009                 742
  Enersis SA ADR                           95,348                 862
---------------------------------------------------------------------
                                                                1,605
---------------------------------------------------------------------
FOOD & DRUG RETAILING
  D&S ADR                                  37,675                 542
---------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Quinenco ADR                             56,020                 341
---------------------------------------------------------------------
                                                                8,369
=====================================================================
MEXICO (50.0%)
BANKS
  Bancomer 'O'                          4,433,502               4,857
  Banorte 'O'                             483,441               1,149
---------------------------------------------------------------------
                                                                6,006
---------------------------------------------------------------------
BEVERAGES
  Coke FEMSA ADR                           26,500                 722
  FEMSA ADR                                40,753               1,922
  FEMSA UBD                               595,719               2,774
  Grupo Modelo SA 'C'                     535,000               1,366
  Panamerican Beverages, Inc. 'A'          85,700               1,556
---------------------------------------------------------------------
                                                                8,340
---------------------------------------------------------------------
CONSTRUCTION MATERIALS
  Cemex SA ADR                             36,534               1,079
  Cemex SA CPO                            813,628               4,786
---------------------------------------------------------------------
                                                                5,865
---------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Carso Global Telecom                    316,444                 790
  Telmex 'L' ADR                          431,992              17,448
---------------------------------------------------------------------
                                                               18,238
---------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES
  Tubos de Acero de Mexico SA ADR         121,412               1,298
---------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  Alfa SA 'A'                           1,120,799               1,776
  Grupo Carso SA 'A1'                     247,445                 994
---------------------------------------------------------------------
                                                                2,770
---------------------------------------------------------------------
MEDIA
  Grupo Televisa CPO GDR                  120,071            $  5,825
---------------------------------------------------------------------
METALS & MINING
  Nuevo Grupo Mexico 'B'                  170,610                 274
---------------------------------------------------------------------
MULTILINE RETAIL
  Wal-mart de Mexico 'C'                  978,927               2,814
  Wal-mart de Mexico 'V'                1,731,055               5,688
  Wal-mart de Mexico ADR                   11,250                 369
---------------------------------------------------------------------
                                                                8,871
---------------------------------------------------------------------
PAPER & FOREST PRODUCTS
  Kimberly-Clark de Mexico SA 'A'       1,093,974               3,691
---------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE
  Grupo Aeroportuario del Sureste ADR      11,100                 167
  Grupo Aeroportuario del Sureste-B       884,900               1,292
---------------------------------------------------------------------
                                                                1,459
---------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  America Movil SA de CV ADR              412,619               8,195
---------------------------------------------------------------------
                                                               70,832
=====================================================================
VENEZUELA (1.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES
  Compania Anonima Nacional
    Telefonos ADR                         142,430               1,965
---------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $126,719)                                             136,575
=====================================================================

                                             FACE
                                           AMOUNT
                                            (000)
---------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.8%)
=====================================================================
UNITED STATES (2.8%)
REPURCHASE AGREEMENT
  J.P. Morgan Securities, Inc., 1.76%,
    dated 3/28/02, due 4/1/02
  (Cost $4,028)                             4,028(a)            4,028
=====================================================================

FOREIGN CURRENCY ON DEPOSIT
WITH CUSTODIAN (0.1%)
=====================================================================
  Brazilian Real                    BRL       325                 140
  Chilean Peso                      CLP     3,740                   6
  Mexican Peso                      MXN       193                  21
---------------------------------------------------------------------
TOTAL FOREIGN CURRENCY
  (Cost $165)                                                     167
=====================================================================

6

                                          THE LATIN AMERICA DISCOVERY FUND, INC.

                                          FINANCIAL STATEMENTS
                                          MARCH 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                AMOUNT          VALUE
                                                 (000)          (000)
---------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%)
  (Cost $130,912)                                          $  140,770
=====================================================================
OTHER ASSETS AND LIABILITIES (0.6%)
  Other Assets                                $  1,242
  Liabilities                                     (446)           796
=====================================================================
NET ASSETS (100.0%)
  Applicable to 10,792,705, issued and
    outstanding $ 0.01 par value shares
    (100,000,000 shares authorized)                        $  141,566
=====================================================================
NET ASSET VALUE PER SHARE                                  $    13.12
=====================================================================

(a) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ --   Value is less than $500.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

                                                                               7